                                                                EXHIBIT 23.2


                       Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports indicated below in this registration statement on Form S-4 of Equity Office Properties Trust.


                                                         DATE OF AUDITOR'S
                FINANCIAL STATEMENTS                         REPORTS
-------------------------------------------------------------------------------
Combined Financial Statements of Equity Office              March 25, 1997
Predecessors as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996

Statement of Revenue and Certain Expenses of                March 28, 1997
177 Broad Street for the year ended
December 31, 1996

Statement of Revenue and Certain Expenses                   April 16, 1997
of Preston Commons for the year ended
December 31, 1996

Statement of Revenue and Certain Expenses                   May 30, 1997
of Oakbrook Terrace Tower for the year
ended December 31, 1996

Statement of Revenue and Certain Expenses                   June 6, 1997
of One Maritime Plaza for the year
ended December 31, 1996

Statement of Revenue and Certain Expenses of                April 30, 1997
201 Mission Street for the year ended
December 31, 1996

Statement of Revenue and Certain Expenses of                June 13, 1997
30 N. LaSalle for the year ended
December 31, 1996

Combined Statement of Revenue and Certain                   September 3, 1997
Expenses of the Columbus America Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain                   September 3, 1997
Expenses of the Prudential Properties for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of                September 24, 1997
550 South Hope Street for the year ended
March 31, 1997

                                                          DATE OF AUDITOR'S
        FINANCIAL STATEMENTS                                   REPORT
--------------------------------------------------------------------------------

Combined Statement of Revenue and Certain Expenses of      September 9, 1997
the Acorn Properties for the year ended December 31,
1996

Combined Statement of Revenue and Certain Expenses of      September 5, 1997
10 & 30 South Wacker Drive for the year ended
December 31, 1996

Combined Statement of Revenue and Certain Expenses of      January 22, 1997
the PPM Properties for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of One           September 5, 1997
Lafayette Centre for the year ended December 31, 1996




                                                        ERNST & YOUNG LLP



Chicago, Illinois
November 14, 1997